UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2013

Maxwell Resources, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-173972	33-1219696
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

848 N. Rainbow Blvd. #2741
Las Vegas, NV	89107
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 706-5576

Mericol, Inc.
(Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

 On April 30, 2013, Golder Associates Inc. issued a Desktop Study of the potential for resource development of the mineral rights held by Maxwell Resources, Inc. in Colfax County, New Mexico. A copy of the report is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1	Desktop Study issued by Golder Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2013
MAXWELL RESOURCES, INC.
/s/ Phillip W. Dias
By: Phillip W. Dias Title: CEO and President